EXHIBIT 32.1

IBM CREDIT LLC

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IBM Credit LLC (the “Company”) on Form 10-K for the period ending December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Simon J. Beaumont, Chairman and President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Simon J. Beaumont

Simon J. Beaumont
Chairman and President
February 26, 2021

A signed original of this written statement required by Section 906 has been provided to IBM Credit LLC and will be retained by IBM Credit LLC and furnished to the Securities and Exchange Commission or its staff upon request.